INTERIM CONDENSED STATEMENTS OF CHANGES IN EQUITY (USD $) In Thousands, unless otherwise specified	Total	Common Stock [Member]	Additional Paid-in Capital [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Retained Earnings [Member]
Balance at Dec. 31, 2012	$ 98,297	$ 112	$ 197,653	$ (35,768)	$ 1,303	$ (65,003)
Issuance of shares upon exercise of options	1,418	1	1,417	0	0	0
Stock compensation related to options granted to employees	1,179	0	1,179	0	0	0
Comprehensive income (loss), net:
Unrealized gain (loss) on foreign currency cash flow hedges	(448)	0	0	0	(448)	0
Net income (loss)	1,447	0	0	0	0	1,447
Balance at Sep. 30, 2013	$ 101,893	$ 113	$ 200,249	$ (35,768)	$ 855	$ (63,556)